NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO APPLICABLE STATE SECURITIES LAWS.

                          SPARTA PHARMACEUTICALS, INC.

                      Warrant for the Purchase of Shares of
                     ---------------------------------------
                     Common Stock, $.001 Par Value per Share
                     ---------------------------------------

No.  PCI-1                                                        500,000 Shares


         FOR VALUE RECEIVED, SPARTA PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), hereby certifies that PARAMOUNT CAPITAL INVESTMENTS, LLC, ("Paramount"), or its permitted assigns, is entitled to purchase from the Company, at the times set forth in Section 1 below, and prior to 5:00 P.M., New York City time, on December 4, 2002, Five Hundred Thousand (500,000) fully paid and nonassessable shares of the Common Stock, $.001 par value per share, of the Company, subject to the conditions set forth in Section 1 below and subject to adjustment as provided in Section 3 below, for an aggregate purchase price of Two Hundred Eighteen Thousand Seven Hundred and Fifty Dollars ($218,750) ($.4375 per share). As used hereinafter, (a) the term "Common Stock" means the Company's Common Stock, $.001 par value, (b) the term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other entity (corporate or otherwise) (i) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or (ii) which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities, in each case pursuant to Section 3 hereof; (c) the shares of the Common Stock and Other Securities purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to as the "Warrant Shares"; (d) the aggregate purchase price payable for the Warrant Shares hereunder is referred to as the "Aggregate Warrant Price"; (e) the price payable for each of the Warrant Shares hereunder is referred to as the "Per Share Warrant Price," (f) this Warrant and all warrants hereafter issued in exchange or substitution for this Warrant are referred to as the "Warrants" and (g) the holder of this Warrant is referred to as the "Holder" and the holder of this Warrant and all other Warrants or Warrant Shares issued upon the exercise of any Warrant are referred to as the "Holders." The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price is subject to adjustment as hereinafter provided; in the event of any such adjustment, the number of Warrant Shares shall be adjusted by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment.

I.       Exercise of Warrant.
         --------------------

         This Warrant may be exercised, in whole at any time or in part from time to time by the Holder as more fully detailed below:

         A. This Warrant may be exercised immediately for 200,000 shares of Common Stock, in whole at any time or in part from time to time by the Holder, and prior to 5:00 P.M., New York City time, on December 4, 2002.

         B. This Warrant may be exercised for an additional 200,000 shares of Common Stock, in whole at any time or in part from time to time by the Holder, upon receipt of written notice or public announcement from the Company that the Phase II clinical trials testing efficacy and tolerance of Pyrazinoylguanidine ("PZG") have been successfully completed and that the Company or an affiliated third party intends to initiate Phase III clinical trials, and prior to 5:00 P.M., New York City time, on December 4, 2002.

         C. This Warrant may be exercised for an additional 100,000 shares of Common Stock, in whole at any time or in part from time to time by the Holder, upon receipt of written notice or public announcement from the Company that the Company or an affiliated third party has filed a New Drug Application for PZG, and prior to 5:00 P.M., New York City time, on December 4, 2002.

         D. The Warrant may be exercised upon its surrender (with the subscription form at the end hereof duly executed) at the Company's address set forth in Section 15 hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part, with payment for Warrant Shares made by certified or official bank check payable to the order of the Company; or by the surrender of this Warrant (with the Cashless Exercise form at the end hereof duly executed) (a "Cashless Exercise"). Such presentation and surrender pursuant to a Cashless Exercise shall be deemed a waiver of the Holder's obligation to pay the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. In the event of a Cashless Exercise, the Holder shall exchange its Warrant for that number of Warrant Shares subject to such Cashless Exercise (the "Exercised Number of Warrant Shares") less that number of Warrant Shares which, when multiplied by the then-current market price per Warrant Share, equals the Per Share Warrant Price multiplied by the Exercised Number of Warrant Shares. For purposes of any computation under this Section 1 and Section 3(b), the then-current market price per Warrant Share at any date (the

                   "Market Price") shall be deemed to be the last sale price of the Warrant Shares on the business day prior to the date of the Cashless Exercise (or the business day prior to the date of termination of the Warrants in the case of Section 3(b)) or, in case no such reported sales take place on such day, the average of the last reported bid and asked prices of the Warrant Shares on such day, in either case on the principal national securities exchange on which the Warrant Shares are admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the last sale price of the Warrant Shares on the business day prior to the date of the Cashless Exercise as reported by the NASDAQ Stock Market ("NASDAQ"), or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price of the Warrant Shares as determined by good faith by the Board of Directors. Notwithstanding anything contained herein, the Holder hereof shall pay to the Company upon exercise, in cash, an amount equal to the aggregate amount of the par value of all Warrant Shares purchased upon the exercise of this Warrant pursuant to a Cashless Exercise.

         E. If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of Common Stock, and the Holder is entitled to receive a new Warrant covering the Warrant Shares which have not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon surrender of this Warrant, the Company will (i) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

II. Reservation of Warrant Shares; Listing. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times (a) have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer and free and clear of all preemptive rights and rights of first refusal; and (b) if the Company hereafter lists its Common Stock on any national securities exchange, keep the shares of Common Stock receivable upon the exercise of this Warrant authorized for listing on such exchange upon notice of issuance.

III.     Adjustments of Per Share Warrant Price.
         ---------------------------------------

         A. In case the Company shall hereafter (i) pay a dividend or make a distribution on its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares (by a stock split or otherwise), (iii) combine its outstanding shares of Common Stock into a smaller number of shares (by a reverse stock split or otherwise) or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Per Share Warrant Price shall be adjusted so that the holder upon the exercise hereof shall be entitled to receive the number of shares of Common Stock or other capital stock of the Company which it would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this Subsection 3(a) shall become effective on the record date in the case of a dividend or distribution and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

         B. In case of any capital reorganization or reclassification, or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as a entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company)(which consolidation, merger, sale, conveyance and statutory exchange is referred to below as a "Sale"), the Holder of this Warrant shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The above provisions of this Subsection 3(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant shall be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than 30 days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes. In the event of an anticipated Sale, the Company or the entity assuming the obligations of the Company hereunder may (i) upon written notice to the Holders of all outstanding Warrants, provide that all Warrants must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Warrants shall terminate (but if and only if such Sale shall be consummated); or (ii) terminate all Warrants in exchange for a cash payment equal to the excess of the Market Price of the Warrant Shares subject to such Warrants, to the extent then exercisable, over the Per Share Warrant Price thereof (but if and only if such Sale shall be consummated).

         C. If the Board of Directors of the Company shall declare any dividend or other distribution with respect to the Common Stock other than a cash distribution out of earned surplus, the Company shall mail notice thereof to the Holders of the Warrants not less than 15 days prior to the record date fixed for determining stockholders entitled to participate in such dividend or other distribution.

         D.        If, as a result of an adjustment made pursuant to this
                   Section 3, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall determine the allocation of the adjusted Per Share Warrant Price between or among shares or such classes of capital stock or shares of Common Stock and other capital stock.

         E. In case any Other Securities shall have been issued, or shall then be subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other entity referred to in
                   Section 3(b) hereof) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or entity), the holder hereof shall be entitled to receive upon exercise hereof such amount of Other Securities (in lieu of or in addition to Common Stock) as is determined in accordance with the terms hereof, treating all references to Common Stock herein as references to Other Securities to the extent applicable, and the computations, adjustments and readjustments provided for in this Section 3 with respect to the number of shares of Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of the Warrant, so as to provide the holder of the Warrant with the benefits intended by this
                   Section 3 and the other provisions of this Warrant.

IV. Certificate as to Adjustments. In each case of any adjustment or readjustment in the Warrant Shares issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Treasurer or Chief Financial Officer to compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including, among other things, (a) the number of Warrant Shares outstanding or deemed to be outstanding, and (b) the Aggregate Purchase Price and the number of Warrant Shares to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to each Holder, and will, on the written request at any time of any Holder, furnish to such Holder a like certificate setting forth the Per Share Warrant Purchase Price at the time in effect and showing how it was calculated.

V. Fully Paid Stock; Taxes. The Company agrees that the Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights or rights of first refusal, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Warrant Shares is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue, transfer or similar taxes which may be payable in respect of the issue of any Warrant Share or any certificate thereof.

VI. Transferred Warrants. The Company may treat the registered holder hereof as the Holder for all purposes. All warrants issued upon the transfer or assignment of this Warrant will be dated the same date as this Warrant, and all rights and obligations of the Holder thereof shall be identical to those of the Holder hereof.

VII. Loss, etc., of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

VIII. Dissolution. Except as otherwise provided herein, in the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this Section 8 to a bank or trust company, as trustee for the Holder or Holders of the Warrants.

IX. No Dilution or Impairment. The Company will not, by amendment of its Charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant hereunder. Without limiting the generality of the foregoing, the Company
(i) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise,
(ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock on the exercise of this Warrant from time to time outstanding, and
(iii) will not transfer all or substantially all of its properties and assets to any other entity (corporate or otherwise), or consolidate with or merge into any other entity or permit any such entity to consolidate with or merge into the Company (if the Company is not the surviving entity), unless such other entity shall expressly assume in writing and will be bound by all the terms of this Warrant.

X. Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the Holders of the Warrants pursuant to
Section 8, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 11 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to Section 1.

XI. Warrant Agent. The Company may, by written notice to each Holder, appoint an agent for the purpose of issuing Common Stock on the exercise of the Warrants pursuant to Section 1 or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

XII. Warrant Holder Not Shareholder. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof.

XIII. Covenants of Warrant Holder. By acceptance of this Warrant, the Holder is hereby deemed to covenant and agree with the Company that it is acquiring this Warrant as an investment and not with a view to distribution hereof. This Warrant may not be sold, transferred, assigned or hypothecated by the Holder except in compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act") (or any successor legislation), and the state securities laws, and is so transferable only upon the books of the Company which it shall cause to be maintained for such purpose. Each registered Holder of this Warrant acknowledges that this Warrant has not been registered under the Securities Act and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares issued upon its exercise in the absence of (i) an effective registration statement as to this Warrant or such Warrant Shares under the Securities Act, or (ii) an opinion of counsel reasonably acceptable to the Company to the effect that such registration is not, under the circumstances, required; provided, however, that no such opinion under this Section 13 or similar provisions elsewhere herein shall be required in the event that Paramount transfers this Warrant or portions thereof to current or former employees of Paramount provided, however, that such transferees agree to be bound by all of the existing terms and conditions of the Warrant and make such written representations in that regard as may be required by Company counsel. In addition, in order for any transferee of this Warrant or any Warrant Shares to receive any of the benefits of this Warrant or the Warrant Shares, as the case may be, the Company must have received notice of such transfer, at the address set forth in Section 15 below, in the form of assignment or partial assignment attached hereto. Any transferee other than pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 promulgated under the Securities Act must also covenant and agree that it is acquiring this Warrant or such Warrant Shares as an investment and not with a view to distribution hereof or thereof, except in accordance with the Securities Act and applicable state securities law.

XIV. Negotiability, etc. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

XV. Communication. All notices, requests, consents and demands shall be made in writing and shall be mailed postage prepaid, or delivered by hand, to the Company or to the Holder thereof at their respective addresses set forth below or to such other address as may be furnished in writing to the other party hereto:

               If to the Holder:      Paramount Capital Investments, LLC
                                      787 Seventh Avenue
                                      New York, NY 10019
                                      Attention: Lindsay A. Rosenwald, M.D.,
                                      Chairman

               If to the Company:     Sparta Pharmaceuticals, Inc.
                                      111 Rock Road
                                      Horsham, PA    19044-2307
                                      Attention: Jerry B. Hook, Ph.D., President

All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above,
(ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise,
(iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the 5th business day following the day such mailing is made.

XVI. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

XVII. Applicable Law. This Warrant shall be governed by and construed in accordance with the law of the State of Delaware without giving effect to the principles of conflicts of law thereof.

XVIII. Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the person or persons referred to may require.

XIX. Amendment. The Company and the Holder may by supplemental agreement make any changes or corrections in this Warrant to cure any ambiguity or to correct any defective or inconsistent provision herein contained or that they deem necessary or desirable and which shall not adversely affect the interests of the then Holder(s) of the Warrant; provided, however, that this Warrant shall not be otherwise modified, supplemented or altered in any respect except with the consent in writing of the Holder(s) of Warrants representing not less than 50% of the Warrants then outstanding other than such changes specifically prescribed by this Warrant as originally executed or made in compliance with applicable law.

XX. Expiration. The right to exercise this Warrant shall expire on 5:00 P.M., Eastern Standard Time, on December 4, 2002.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its President and its corporate seal to be hereunto affixed and attested by its Secretary this 4th day of December, 1997.

                                                    SPARTA PHARMACEUTICALS, INC.


                                                    By:________________________
                                                         President


ATTEST:


____________________
Secretary

[Corporate Seal]

                                  SUBSCRIPTION
                                  ------------


                  The undersigned, ___________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase ____________________ shares (the "Warrant Shares") of the common stock, par value $.001 per share, of Sparta Pharmaceuticals, Inc. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

                  A. The undersigned represents that the address of the undersigned furnished below is (i) the undersigned's principal residence if he or she is an individual or
                            (ii) the undersigned's principal business address if it is a corporation, partnership or other entity.

                  B. The undersigned (i) was not formed for the purpose of investing in the Company, (ii) is acquiring the Warrant Shares for its own account for investment and not with a view to or for resale in connection with any distribution or resale of the Warrant Shares except in accordance with the Securities Act of 1933, as amended (or any successor statute) (the "Securities Act") and applicable state securities laws, and (iii) has not offered or sold any portion of the Warrant Shares and has no present intention of dividing the Warrant Shares with others or of selling, distributing or otherwise disposing of any portion of the Warrant Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance, except in accordance with the Securities Act and applicable state securities laws.

                  C. The undersigned understands that (i) the sale of the Warrant Shares has not been registered under the Securities Act or any state securities law in reliance upon an exemption therefrom for non-public or limited offerings, (ii) the Warrant Shares must be held indefinitely unless the sale or other transfer thereof is subsequently registered under the Securities Act or an exemption from such registration is available at the time, and (iii) the Company has no obligation to register the Warrant Shares.

                  D. The undersigned understands and agrees that the following restrictions and limitations are applicable to its purchase and any resales, pledges, hypothecations or other transfers of the Warrant
                            Shares:

                            1. The following legend (or a legend in
                               substantially similar form) will be placed on any certificate(s) or other document(s) evidencing the Warrant Shares, and the undersigned for itself must comply with the terms and conditions set forth in such legend prior to any resales, pledges, hypothecations or other transfers of the Warrant Shares:

                           "The securities represented by this certificate have not been registered pursuant to the Securities Act of 1933, as amended ("Act"), or any state securities laws, and may not be sold, pledged, hypothecated or otherwise transferred unless (A) the stockholder wishing to transfer such securities provides an opinion of counsel in form and substance satisfactory to Sparta Pharmaceuticals, Inc. (the "Company") stating that the proposed transfer of the Company's securities is exempt from the registration provisions of all applicable federal and state laws; or (B) said securities are registered pursuant to the Act and all applicable state securities laws.

                  2. Stop transfer instructions have been or will be placed on any certificates or other documents evidencing the Warrant Shares so as to restrict the resale, pledge, hypothecation or other transfer thereof in accordance with the provisions hereof.

           E. The undersigned's representations and warranties made herein shall survive the execution and delivery hereof and of the Warrant Shares.





Dated:_______________               Signature:__________________________________

                                    Address:___________________________________

                                CASHLESS EXERCISE
                                -----------------


                  The undersigned ___________________, pursuant to the provisions of the foregoing Warrant, hereby elects to exchange its Warrant for ___________________ shares (the "Warrant Shares") of common stock, par value $.001 per share, of Sparta Pharmaceuticals, Inc. pursuant to the Cashless Exercise provisions of the Warrant.

                  A. The undersigned represents that the address of the undersigned furnished below is (i) the undersigned's principal residence if he or she is an individual or
                            (ii) the undersigned's principal business address if it is a corporation, partnership or other entity.

                  B. The undersigned (i) was not formed for the purpose of investing in the Company, (ii) is acquiring the Warrant Shares for its own account for investment and not with a view to or for resale in connection with any distribution or resale of the Warrant Shares except in accordance with the Securities Act of 1933, as amended (or any successor statute) (the "Securities Act") and applicable state securities laws, and (iii) has not offered or sold any portion of the Warrant Shares and has no present intention of dividing the Warrant Shares with others or of selling, distributing or otherwise disposing of any portion of the Warrant Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance, except in accordance with the Securities Act and applicable state securities laws.

                  C. The undersigned understands that (i) the sale of the Warrant Shares has not been registered under the Securities Act or any state securities law in reliance upon an exemption therefrom for non-public or limited offerings, (ii) the Warrant Shares must be held indefinitely unless the sale or other transfer thereof is subsequently registered under the Securities Act or an exemption from such registration is available at the time, and (iii) the Company has no obligation to register the Warrant Shares.

                  D. The undersigned understands and agrees that the following restrictions and limitations are applicable to its purchase and any resales, pledges, hypothecations or other transfers of the Warrant
                            Shares:

                            1.    The following legend (or a legend in
                                  substantially similar form) will be placed on any certificate(s) or other document(s) evidencing the Warrant Shares, and the undersigned for itself must comply with the terms and conditions set forth in such legend prior to any resales, pledges, hypothecations or other transfers of the Warrant Shares:

                           "The securities represented by this certificate have not been registered pursuant to the Securities Act of 1933, as amended ("Act"), or any state securities laws, and may not be sold, pledged, hypothecated or otherwise transferred unless (A) the stockholder wishing to transfer such securities provides an opinion of counsel in form and substance satisfactory to Sparta Pharmaceuticals, Inc. (the "Company") stating that the proposed transfer of the Company's securities is exempt from the registration provisions of all applicable federal and state laws; or (B) said securities are registered pursuant to the Act and all applicable state securities laws.

                  2. Stop transfer instructions have been or will be placed on any certificates or other documents evidencing the Warrant Shares so as to restrict the resale, pledge, hypothecation or other transfer thereof in accordance with the provisions hereof.

         E. The undersigned's representations and warranties made herein shall survive the execution and delivery hereof and of the Warrant Shares.


Dated:_______________               Signature:_________________________________

                                    Address:___________________________________

                                   ASSIGNMENT
                                   ----------


                  FOR VALUE RECEIVED _______________ hereby sells, assigns and transfers unto ____________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint
_____________________, attorney, to transfer said Warrant on the books of Sparta Pharmaceuticals, Inc.


Dated:_______________               Signature:_________________________________

                                    Address:___________________________________

                               PARTIAL ASSIGNMENT
                               ------------------


                  FOR VALUE RECEIVED _______________ hereby assigns and transfers unto ____________________ the right to purchase _______ shares of the common stock, par value $.001 per share, of Sparta Pharmaceuticals, Inc. covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint ____________________, attorney, to transfer that part of said Warrant on the books of Sparta Pharmaceuticals, Inc.


Dated:_______________               Signature:_________________________________

                                    Address:___________________________________